UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)     November 30, 2011

SILLENGER EXPLORATION CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-53420 (Commission File Number)	45-3864001 (I.R.S. Employer Identification No.)
277 Lakeshore Rd. E. Suite # 206, Oakville, Ontario (Address of principal executive offices)		L6J 1H9 (Zip Code)

Registrant’s telephone number, including area code  (905) 842-9090

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01	Entry into Definitive Material Agreement

On November 25, 2011, Sillenger Exploration Corp. (“Sillenger” or the “Company”) entered into an agreement with the Republic of Benin (“Benin”).  Pursuant to the terms of the Agreement, Sillenger will conduct an airborne geophysical survey of the landmass of Benin and the offshore territory in the Gulf of Guinea.  The purpose of the survey is to compile a geophysical information database of Benin’s mining, hydrocarbon and water reserves and analyze such data for potential mining and exploration opportunities.  The term of the Agreement is two (2) years from the date of the Agreement, which can be extended by agreement of the parties.

Under the Agreement, Sillenger will be granted certain preferential rights with respect to fifteen percent (15%) of the surface area of the Airborne Survey.  The Agreement requires Benin to provide the required permits, licenses etc. to conduct the Survey and to pursue any mining and or exploration opportunities.  The Agreement contains certain other customary provisions and is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

On November 30, 2011, the Company announced that Michel Ghostine, resigned as the Company’s Executive Vice President.  Mr. Ghostine has been appointed President and CEO of First African Exploration Corp, the Company’s exclusive representative for Africa and the Middle East.  Mr. Ghostine remains a director of the Company.  The resignation was effective November 25, 2010.

A copy of the Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
10.1	Airborne Geophysical Prospecting Contract between Sillenger Exploration Corp and the Republic of Benin dated November 25, 2011.
99.1	Press Release dated November 30, 2011, announcing Airborne Geophysical Prospecting Contract with the Republic of Benin and resignation of Michel Ghostine as Executive Vice President.

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "project," "should," "plan," "expect," "anticipate" "believe," "estimate" and similar words, although some forward-looking statements are expressed differently.  Forward-looking statements represent our management's judgment regarding future events.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the statements under "Risk Factors" found in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 15, 2011, and its Form 10-Qs on file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sillenger Exploration Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SILLENGER EXPLORATION CORP.

By: /s/ John Gillespie
John Gillespie –CEO & President

Dated:  November 30, 2011